================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    Form 8K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                August 31, 1998
                                (Date of Report)

                              -------------------

                           INDUS INTERNATIONAL, INC.
          (Exact name of Registrant issuer as specified in it charter)

          Delaware                        0-22993               94-3273443
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

60 Spear Street, San Francisco, California                   94105
 (Address of principal executive offices)                 (Zip Code)

                                 (415) 904-5000
              (Registrant's telephone number, including are code)

                              -------------------


================================================================================

Item 5. Other Events.

On August 31, 1998, John W. Blend, III resigned from the Board of Directors of Indus International, Inc. Mr. Blend has been a member of the Board of Directors of Indus International, Inc. and held the position of President of Worldwide Sales and Marketing since August 25, 1997, the effective date of the merger of Indus Group, Inc. with TSW International, Inc. Prior to the merger, Mr. Blend was Executive Vice President, Worldwide Distribution, for TSW International, Inc. Mr. Blend will continue to serve as a consultant to Indus International, Inc.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDUS INTERNATIONAL, INC.
                                               (Registrant)

Date: September 15, 1998

                                         /s/ Albert J. Wood
                                         ---------------------------------------
                                         Albert J. Wood
                                         Vice President of Finance and Treasurer